UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-33301	20-8370041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way
Madison, Wisconsin		53717-1954
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (608) 824-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2023, the Board of Directors (the “Board”) of Accuray Incorporated (the “Company”) approved the Company’s Amended and Restated Bylaws (the “Amended Bylaws”), effective as of such date. The Amended Bylaws incorporate certain amendments to the Amended and Restated Bylaws adopted on March 19, 2015 (“Prior Bylaws)” to align the Amended Bylaws with changes to the Delaware General Corporation Law (the “DGCL”) and the laws of the state of Delaware, including:

•
provisions relating to delivery of notices of stockholder meetings and adjourned stockholder meetings;
•
provisions regarding notices of special meetings of the Board;
•
the definition of “public announcement” for purposes of the Amended Bylaws;
•
requirements for action by written consent of the Board;
•
removing sections of the Prior Bylaws related to certain records and reports as such matters are governed by the DGCL.

The Amended Bylaws also incorporate certain other amendments, including:

•
enhancing procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at the Company’s annual meeting of stockholders (except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934), including by requiring additional background information and disclosures regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies;
•
changing certain provisions relating to stockholder nominees for election as a director to address the universal proxy rules adopted by the Securities and Exchange Commission;
•
clarifying and updating certain provisions relating to directors, and Board committees;
•
adopting a federal forum selection provision for claims under the Securities Act of 1933, as amended (the “Securities Act”). In particular, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for any cause of action arising under the Securities Act;
•
clarifying the Company’s existing Delaware exclusive forum provision; and
•
making certain other clarifying, conforming and ministerial changes.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Accuray Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Date:	September 20, 2023	By:	/s/ Jesse Chew
Jesse Chew Senior Vice President & Chief Legal Officer